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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2007

                        PATIENT PORTAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                 333-107826           02-0656132
(State or other jurisdiction of     (Commission        (I.R.S. Employer
 incorporation or organization)     File Number)      Identification No.)

           7108 Fairway Drive
          Palm Beach Gardens, FL                             33418
       Address of principal offices                         Zip Code

Registrant's telephone number including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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The  following  current  report  under  Section  13 or 15(d)  of the  Securities
Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 2.01. Completion of Acquisition or Disposition of Assets.

     Information concerning the principal terms of the two transactions completed on November 2, 2007 are set forth below.

Stock Purchase Transaction With TB&A Hospital Television, Inc.

     On October 31, 2007, we entered into an Agreement for Purchase and Sale of Stock with TB&A Hospital Television, Inc. ("TB&A") On November 2, 2007, we completed the transactions contemplated by this Agreement by acquiring all of the capital stock of TB&A for a purchase price of $3,875,000 in cash and $400,000 in assumed debt. The consideration issued in the stock purchase was determined as a result of arm's-length negotiations between the parties. The Agreement is incorporated herein as Exhibit 2.2 to this Report.

     Following the stock purchase, we are carrying on the business operations of TB&A as a wholly-owned subsidiary. Prior to the stock purchase, there were no material relationships between us and TB&A or any of our respective affiliates, directors or officers, or any associates of the respective officers or directors.

     The unaudited Pro Forma Consolidated financial statements as of December 31, 2006 and 2007 and the six months ended June 30, 2006 and 2007 reflecting the acquisition of this wholly-owned subsidiary are set forth as Exhibit 99.3 to this Report.

Asset Purchase and Sale Agreement With Worldnet Communications, Inc.

     On November 2, 2007, we completed the previously-reported Asset Purchase and Sale Agreement with Worldnet Communications, Inc. ("Worldnet"), whereby we acquired eighteen hospital telecommunications services contracts. The purchase price for the contracts was $2,500,000, consisting of $1,500,000 in cash and 1,000,000 Shares of our Common Stock with a stated value of $1.00 per Share.

     We have assigned the contracts to our wholly-owned operating subsidiary, Patient Portal Connect, Inc. The Agreement is incorporated herein as Exhibit 2.1 to this Report.


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     Prior to this transaction we have had a business relationship with
Worldnet, which provides us with operator call center and data center services on a contract basis. Three of our controlling shareholders are also shareholders of Worldnet, and the President of Worldnet, Brian Kelly, is the brother of our President, Kevin Kelly. There are no common Officers or Directors of our Company and Worldnet. The consideration issued in this asset purchase was determined as a result of arm's-length negotiations between the parties and our valuation of the present and future cash flow generated by the purchased contracts.

Sale of 12% Senior Secured Convertible Debenture
------------------------------------------------

     On November 1, 2007, the Company sold and issued a 12% Senior Secured Convertible Debenture to DUTCHESS PRIVATE EQUITIES FUND, LTD. The principal terms of this Debenture are:

     a) The closing shall be deemed to have occurred on November 1, 2007 simultaneously with the acquisition by Company of TB&A Hospital Television, Inc. and the purchase of certain hospital contracts from Worldnet Communications, Inc. The Company shall pay twelve percent (12%) interest per annum on the unpaid principal amount of the Debenture at such times and in such amounts as outlined in the Debenture.

     (c) As long as Holder owns the Debenture, Holder shall have the right, to change the terms for the balance of the Debenture it then holds, to match the terms of any other offering of securities made by Company.

     (d) Holder shall fund (i) five million five hundred thousand dollars ($5,750,000) upon the Closing, and an additional (ii) one million five hundred thousand dollars ($1,250,000) upon the filing of a Registration Statement with the SEC.

     (e) Holder will be granted a security interest in all of Company's and its Subsidiaries' assets, currently owned or hereinafter acquired, (as defined in Schedule 3(a) of the Subscription Agreement), as more fully set forth in the Security Agreement.

     (f) Conversion Rights of the Holder:

     Holder of this Debenture, subject to Article 2 of the Debenture, shall have the right to convert (a "Conversion") any and all amounts owing under this Debenture into shares of common stock of Company, par value $0.001 per share (the "Common Stock"), at any time following the Closing Date (as such term is defined in that certain Subscription Agreement, of even date herewith, by and between Company and Holder but which is before the close of business on the Maturity Date, except as set forth in Section 3.2(c) hereof. The number of shares of Common Stock issuable upon the Conversion of this Debenture is determined pursuant to Section 3.2 hereof and rounding the result up to the nearest whole share.

     This Debenture may only be converted, whether in whole or in part, in accordance with Article 3 of the Debenture.


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     In the event all or any portion of this Debenture remains outstanding on the Maturity Date, the unconverted portion of such Debenture shall automatically be converted into shares of Common Stock on such date in the manner set forth in
Section 3.2 of the Debenture.

     Common Stock to be Issued. Upon Holder's Conversion of any Debenture, Company shall issue the number of shares of Common Stock equal to the Conversion. If, at the time of Conversion, the Registration Statement has been declared effective, Company shall instruct its transfer agent to issue stock certificates without restrictive legend (other than a legend referring to such Registration Statement and prospectus delivery requirements) or stop transfer instructions. If, at the time of Holder's Conversion, the Registration Statement has not been declared effective, Company shall instruct the transfer agent to issue the certificates with an appropriate legend. Company shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to this Debenture. Company represents and warrants to Holder that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely resold, except as may be otherwise set forth herein.

     Conversion Price. Holder is entitled to convert the unpaid Face Amount of this Debenture, plus accrued interest, any time following a Closing Date, at the lesser of the following prices (each (i) and (ii) being the "Conversion Price"):
(i) eighty-five percent (85%) of the lowest closing bid price of the Common Stock during the twenty (20) trading days immediately prior to a Conversion Notice; or (ii) 46/100 U.S. dollars ($0.46) ("Maximum Conversion Price"). No fractional shares or scrip representing fractions of shares will be issued upon Conversion, but the number of shares issuable shall be rounded up, in the event of a partial share, to the nearest whole share. Holder shall retain all rights of Conversion during any partial trading days.

     Maximum Interest. Nothing contained in this Debenture shall be deemed to establish or require Company to pay interest to Holder at a rate in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by applicable law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under applicable law and such excess, if so ordered, shall be credited on any remaining balances due to Holder. In the event that the interest rate on this Debenture is required to be adjusted pursuant to this Section 3.2(d), then the parties hereto agree that the terms of this Debenture shall remain in full force and effect except as is necessary to make the interest rate comply with applicable law.


     Limitation on Issuance of Shares. If Company's Common Stock becomes listed on the Nasdaq SmallCap Market after the issuance of this Debenture, Company may be limited in the number of shares of Common Stock it may issue by virtue of (A) the number of authorized shares or (B) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, including, but not necessarily limited to, NASDAQ Rule 4310(c)(25)(H)(i) or Rule


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4460(i)(1), as may be applicable (collectively, the "Cap Regulations"). Without limiting the other provisions thereof: (i) Company will take all steps necessary to issue the Conversion Shares without violating the Cap Regulations, and (ii) if, despite taking such steps, Company cannot issue such Conversion Shares without violating the Cap Regulations or Holder cannot convert as a result of the Cap Regulations (each such Debenture, an "Unconverted Debenture") Holder shall have the right to elect either of the following options:

     (a) if permitted by the Cap Regulations, require Company to issue shares of Common Stock in accordance with Holder's Notice of Conversion at a conversion purchase price equal to the average of the closing bid price per share of Common Stock for any five (5) consecutive Trading Days (subject to certain equitable adjustments for certain events occurring during such period) during the sixty
(60) Trading Days immediately preceding the Conversion Date; or

     (b) require Company to redeem each Unconverted Debenture for an amount (the "Redemption Amount"), payable in cash, equal to the sum of (i) one hundred thirty-three percent (133%) of the principal of an Unconverted Debenture, plus
(ii) any accrued but unpaid interest thereon through and including the date on which the Redemption Amount is paid to Holder (the "Redemption Date").

     Holder may elect, without limitation, one of the above remedies with respect to a portion of such Unconverted Debenture and the other remedy with respect to other portions of the Unconverted Debenture. The Unconverted Debenture shall contain provisions substantially consistent with the above terms, with such additional provisions as may be consented to by Holder. The provisions of this Section are not intended to limit the scope of the provisions otherwise included in the Unconverted Debenture.

     Limitation on Amount of Conversion and Ownership. Notwithstanding anything to the contrary in this Debenture, in no event shall Holder be entitled to convert that amount of Debenture, and in no event shall Company permit that amount of conversion, into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the "Exchange Act")), by Holder, would exceed four and ninety-nine one hundredths percent (4.99%) of the number of shares of Common Stock outstanding on the Conversion Date, as determined in accordance with Rule 13d-1(j) of the Exchange Act. In the event that the number of shares of Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act is different on any Conversion Date than it was on the Closing Date, then the number of shares of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether Holder would be acquiring beneficial ownership of more than four and ninety-nine one hundredths percent (4.99%) of the number of shares of Common Stock outstanding on such Conversion Date. However, nothing in this Section 3.2(i) shall be read to reduce the amount of principal, Interest or penalties, if any, due to Holder.


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     The description of the 12% Senior Secured Convertible Debenture contained herein is qualified in its entirety by reference to the document attached hereto as Exhibit 2.4 and incorporated herein by reference.

     Debenture Subscription Agreement
     --------------------------------

     On November 1, 2007, the Company entered into a definitive Debenture Subscription Agreement with Dutchess Private Equities Fund, Ltd.

     The Subscription Agreement includes customary representations, warranties and covenants by the Company and the Purchasers, and contained provisions for Registration Rights and the issuance of Common Stock Purchase Warrants to the purchaser. The description of the Subscription Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 2.3 and incorporated herein by reference.

     Registration Rights Agreement
     -----------------------------

     The Company has entered into a Registration Rights agreement with the purchaser of the Debenture. The description of the Registration Rights Agreement contained herein is qualified in its entirety by reference to the Registration Rights Agreement attached hereto as Exhibit 2.5 and incorporated herein by reference.

     Common Stock Purchase Warrants
     ------------------------------

     The Company has issued to Dutchess Private Equities Fund, Ltd., subject to the terms and conditions set forth in the Warrant Agreement, to purchase from Company up to a total of twenty-two million eight hundred and twenty-six thousand eight-six (22,826,086) shares of the common stock, $0.001 par value per share (the "Common Stock"), of Company (the "Warrant Shares"), at an exercise price equal to 46/100 ($.46) per share (the "Exercise Price"). This Warrant may be exercised on a cashless basis anytime after issuance through and including the fifth (5th) anniversary of its original issuance as noted above (the "Expiration Date"), subject to the following terms and conditions. The description of the Warrant Agreement contained herein is qualified in its entirety by reference to the Warrant Agreement attached hereto as Exhibit 2.6 and incorporated herein by reference.


Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an
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Off-Balance Sheet Arrangement of a Registrant.
----------------------------------------------

     The information contained in Item 2.01 above is incorporated herein by reference in response to this Item 2.03.


Item 3.02. Unregistered Sales of Equity Securities.
---------------------------------------------------

     The shares of our common stock issued to Worldnet Communications, Inc. in connection with the Asset Purchase and Sale Agreement were exempt from registration under Section 4(2) of the Securities Act of 1933 as a sale by an issuer not involving a public offering or under Regulation D promulgated pursuant to the Securities Act of 1933. The common stock was not registered under the Securities Act, or the securities laws of any state, and was offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.


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     The 12% Senior Secured Convertible Debenture and the Common Stock Purchase
Warrants sold to Dutchess Private Equities Fund, Ltd. were exempt from registration under Section 4(2) of the Securities Act of 1933 as a sale by an issuer not involving a public offering or under Regulation D promulgated pursuant to the Securities Act of 1933. The common stock was not registered under the Securities Act, or the securities laws of any state, and was offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.


Item 7.01  Regulation FD Disclosure
-----------------------------------

     On November 2, 2007, we issued a News Release announcing the completion of the TB&A acquisition.

     The News Release is set forth as Exhibit 99.4 to this Report.

     On November 6, 2007, we issued a News Release announcing the completion of the Worldnet acquisition.

     The News Release is set forth as Exhibit 99.5 to this Report.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

     (a) Financial Statements of Businesses Acquired.

     The financial statements of TB&A for the years ended December 31, 2006 and 2005 and for the six months ended June 30, 2007 and 2006 (unaudited) are incorporated herein by reference to Exhibits 99.1 and 99.2, respectively, to this report.

     (b) Pro Forma Financial Information.

     Our unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2007 and the year ended December 31, 2006 are incorporated herein by reference to Exhibit 99.3 to this report, and are based on the historical financial statements of our company and TB&A after giving effect to the share exchange. The unaudited pro forma combined condensed balance sheet as of June 30, 2007 is presented to give effect to the share exchange as if it occurred on January 1, 2007. The unaudited pro forma combined condensed statement of operations of PB&A and our company for the six months ended June 30, 2007 and the year ended December 31, 2006 are presented as if the share exchange had taken place on January 1, 2007.


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     The unaudited pro forma combined condensed financial statements should be read in conjunction with "Management's Discussion and Analysis or Plan of Operation" set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference, and the historical consolidated financial statements and accompanying notes of PB&A and our company. The unaudited pro forma combined condensed financial statements are not intended to represent or be indicative of our consolidated results of operations or financial condition that would have been reported had the share exchange been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of our company.

     (d) Exhibits.

     The exhibits listed in the following Exhibit Index are filed as part of this current report.


                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

2.1 Asset Purchase and Sale Agreement dated September 25, 2007 between Patient Portal Technologies, Inc. and Worldnet Communications, Inc.

2.2 Agreement For Purchase and Sale of Stock dated October 31, 2007 between Patient Portal Technologies, Inc. and TB&A Hospital Television, Inc.

2.3            Form of Convertible Debenture Subscription Agreement

2.4 Convertible Debenture Agreement, dated November 1, 2007, 2007, between Patient Portal Technologies, Inc. and Dutchess Private Equities Fund, Ltd.

2.5            Form of Registration Rights Agreement.

2.6 Common Stock Purchase Warrant dated November 1, 2007 issued to Dutchess Private Equities Fund, Ltd..

99.1           Audited Financial statements of TB&A Hospital Television, Inc.
               for the fiscal years ended December 31, 2006 and 2005.

99.2 Financial statements of TB&A Hospital Television, Inc. for the six months ended June 30, 2007 and 2006 (unaudited).

99.3 Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2007 and the year ended December 31, 2006.

99.4           Press Release Dated November 2, 2007

99.5           Press Release Dated November 6, 2007


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                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:   November 8, 2007

                                            PATIENT PORTAL TECHNOLOGIES, INC.


                                            By: /s/Kevin Kelly
                                               ---------------------------------
                                               KEVIN KELLY
                                               President





















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